                                                                    EXHIBIT 99.2

                Certification Pursuant to 18 U.S.C. Section 1350,
                    as Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with the Annual Report of North Pittsburgh Systems, Inc. (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, A. P. Kimble, Vice President, Treasurer and Chief Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 28, 2003                           /s/  A. P. Kimble
                                             -----------------------------------
                                             A. P. Kimble
                                             Vice President, Treasurer and Chief
                                             Financial and Accounting Officer


A signed original of this written statement required by Section 906 has been provided to North Pittsburgh Systems, Inc. and will be retained by North Pittsburgh Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.